PROSPECTUS SUPPLEMENT
January 10, 2000
for the following funds with prospectuses dated February 1, 1999 - December 1, 1999

AMCAP Fund, Inc.                       Limited Term Tax-Exempt Bond
American Balanced Fund, Inc.             Fund of America
American High-Income Municipal         The New Economy Fund
 Bond Fund, Inc.                       New Perspective Fund, Inc.
American High-Income Trust             SMALLCAP World Fund, Inc.
The Bond Fund of America, Inc.         The Tax-Exempt Bond Fund of
Capital World Bond Fund, Inc.            America, Inc.
Capital World Growth and               The Tax-Exempt Fund of
 Income Fund, Inc.                       California
The Cash Management Trust of           The Tax-Exempt Fund of
 America                                Maryland
EuroPacific Growth Fund                The Tax-Exempt Fund of
Fundamental Investors, Inc.              Virginia
The Growth Fund of America,            The Tax-Exempt Money Fund
 Inc.                                    of America
The Income Fund of America,            U.S. Government Securities
 Inc.                                    Fund
Intermediate Bond Fund of              The U.S. Treasury Money Fund
 America                                of America
The Investment Company of              Washington Mutual Investors
  America                               Fund, Inc.

The initial investment minimum for all funds in The American Funds Group(r), except the money market funds and the state tax-exempt funds, is now $250. The initial investment minimum for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia) is $1,000.

In addition, effective January 10, 2000, the sales charges applied to purchases of the equity and fixed-income funds in The American Funds Group are as follows:

                                EQUITY FUNDS                                FIXED-INCOME FUNDS

                                Sales Charge                Dealer          Sales Charge                 Dealer
                                as % of                     Concession      as % of                     Concession
                                                            as a % of                                   as a % of
                                                            Offering                                    Offering
                                                            Price                                       Price

AMOUNT OF SALE                  Offering      Net                           Offering      Net
                                Price         Amount                        Price         Amount
                                              Invested                                    Invested

Less than $25,000               5.75%         6.10%         5.00%

$25,000 but less than           5.00          5.26          4.25            3.75%         3.90%         3.00%
$50,000

$50,000 but less than           4.50          4.71          3.75
$100,000

$100,000 but less than          3.50          3.63          2.75            3.50          3.63          2.75
$250,000

$250,000 but less than          2.50          2.56          2.00            2.50          2.56          2.00
$500,000

$500,000 but less than          2.00          2.04          1.60            2.00          2.04          1.60
$750,000

$750,000 but less than          1.50          1.52          1.20            1.50          1.52          1.20
$1 million

$1 million and above            none          none          see             none          none          see
                                                            prospectus                                  prospectus


                 AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.

                                     Part B
                      Statement of Additional Information

                                December 1, 1999
                          (as amended January 10, 2000)

This document is not a prospectus but should be read in conjunction with the current prospectus of American High-Income Municipal Bond Fund (the "fund" or "AHIM") dated December 1, 1999. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                    American High-Income Municipal Bond Fund
                              Attention: Secretary
                              333 South Hope Street
                          Los Angeles, California 90071
                                 (213) 486-9200

                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        7
Fund Organization and Voting Rights . . . . . . . . . . . . . . . .        9
Fund Directors and Officers . . . . . . . . . . . . . . . . . . . .       10
Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14
Dividends, Distributions and Taxes. . . . . . . . . . . . . . . . .       17
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       21
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       28
Shareholder Account Services and Privileges . . . . . . . . . . . .       29
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       32
General Information . . . . . . . . . . . . . . . . . . . . . . . .       32
Investment Results and Related Statistics . . . . . . . . . . . . .       34
Financial Statements




               American High-Income Municipal Bond Fund -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


TAX-EXEMPT SECURITIES

- The fund will invest at least 80% of its assets in securities exempt from regular federal income tax (including securities subject to alternative minimum taxes).

DEBT SECURITIES

- The fund will invest at least 65% of its assets in debt securities rated A or below by Standard & Poor's Corporation or Moody's Investors Services, Inc. or unrated but determined to be of equivalent quality.
- The fund will invest at least 50% of its assets in debt securities rated BBB/Baa or below or unrated but determined to be of equivalent quality.
- The fund will invest at least 65% of its assets in bonds (any debt securities having initial maturities in excess of one year).

CONCENTRATION OF INVESTMENTS

- The fund may invest more than 25% of its assets in municipal obligations of issuers located in the same state or in obligations of the same type (however, the fund may not invest 25% of more in municipal securities of the same project type issued by non-governmental entities).

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objective, Strategies and Risks."


DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general their prices decline when interest rates rise and vice versa.


High-yield, high-risk bonds rated Ba or below by Standard & Poor's Corporation and BB or below by Moody's Investors Services, Inc. (or unrated but considered to be of equivalent quality) are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds.


               American High-Income Municipal Bond Fund -- Page 2

Certain risk factors relating to "high-yield, high-risk bonds" are discussed below.


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds can be sensitive to adverse economic changes and political and corporate developments and may be less sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds.

     PAYMENT EXPECTATIONS - High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


MUNICIPAL BONDS - Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. Opinions relating to the validity of municipal bonds, their exclusion from gross income for federal income tax purposes and, where applicable, state and local income tax are rendered by bond counsel to the issuing authorities at the time of issuance.


The two principal classifications of municipal bonds are general obligation bonds and limited obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.


Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer


               American High-Income Municipal Bond Fund -- Page 3 systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.


Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Most of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit, or other credit enhancement for the bond issue.


MUNICIPAL LEASE OBLIGATIONS - The fund may invest, without limitation, in municipal lease revenue obligations that are determined to be liquid by the Investment Adviser. In determining whether these securities are liquid, the Investment Adviser will consider, among other things, the credit quality and support, including strengths and weaknesses of the issuers and lessees, the terms of the lease, the frequency and volume of trading and the number of dealers trading the securities.


ZERO COUPON BONDS - Municipalities may issue zero coupon securities which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.


PRE-REFUNDED BONDS - From time to time, a municipality may refund a bond that it has already issued prior to the original bond's call date by issuing a second bond, the proceeds of which are used to purchase securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and interest payments on the securities are then used to pay off the original bondholders. For the purposes of diversification, pre-refunded bonds will be treated as governmental issues.


VARIABLE AND FLOATING RATE OBLIGATIONS - The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest. Variable and floating rate obligations permit the fund to "lock in" the current interest rate for only the period until the next scheduled rate adjustment, but the rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.


FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to


               American High-Income Municipal Bond Fund -- Page 4 sell such securities it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. All such securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures which have been adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


CONCENTRATION OF INVESTMENTS -- The fund may invest more than 25% of its assets in municipal obligations of issuers located in the same state or in municipal obligations of the same type which pay interest on their obligations from revenue of similar projects. This may make the fund more susceptible to similar economic, political, or regulatory occurrences such as changes in healthcare regulations, environmental considerations related to construction, construction cost increases and labor problems, failure of healthcare facilities to maintain adequate occupancy levels, and inflation. As the similarity in issuers increases, the potential for fluctuations in the fund's share price may increase. The fund may invest more than 25% of its assets in industrial development bonds.


TEMPORARY INVESTMENTS - The fund may invest in short-term municipal obligations of up to one year in maturity during periods of temporary defensive strategy resulting from abnormal market conditions, or when such investments are considered advisable for liquidity. Generally, the income from all such securities is exempt from federal income tax. Further, a portion of the fund's assets, which will normally be less than 20%, may be held in cash or invested in high-quality taxable short-term securities of up to one year in maturity. Such investments may include: (1) obligations of the U.S. Treasury; (2) obligations of agencies and instrumentalities of the U.S. Government; (3) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances; and (4) repurchase agreements.


SECURITIES SUBJECT TO ALTERNATIVE MINIMUM TAXES -- The fund may invest in tax-exempt securities believed to pay interest constituting an item of tax preference subject to alternative minimum taxes; therefore, while the fund's distributions from tax-exempt securities are not


               American High-Income Municipal Bond Fund -- Page 5 subject to regular federal income tax, a portion or all may be included in determining a shareholder's federal alternative minimum tax.


ADJUSTMENT OF MATURITIES - The Investment Adviser seeks to anticipate movements in interest rates and adjusts the maturity distribution of the portfolio accordingly. Keeping in mind the fund's objective, the Investment Adviser will increase the fund's exposure to this price volatility only when it appears likely to increase current income without undue risk to capital.


ISSUE CLASSIFICATION - Securities with the same general quality rating and maturity characteristics, but which vary according to the purpose for which they were issued, often tend to trade at different yields. Correspondingly, securities issued for similar purposes and with the same general maturity characteristics, but which vary according to the creditworthiness of their respective issuers, tend to trade at different yields. These yield differentials tend to fluctuate in response to political and economic developments, as well as temporary imbalances in normal supply/demand relationships. The Investment Adviser monitors these fluctuations closely, and will attempt to adjust portfolio concentrations in various issue classifications according to the value disparities brought about by these yield relationship fluctuations.


The Investment Adviser believes that, in general, the market for municipal bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the fund to make purchases and sales of securities in the foregoing manner may, at any particular time and with respect to any particular securities, be limited (or non-existent).


The fund may also engage in the following investment practices, although it has no current intention to do so over the next twelve months:


REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited.


LOANS OF PORTFOLIO SECURITIES -- The fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by the Investment Adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 33 1/3% of the value of its total assets, measured at the time any such loan is made.


               American High-Income Municipal Bond Fund -- Page 6

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved.


The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal periods.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


These restrictions provide that the fund may not:


1. With respect to 75% of the fund's total assets, purchase the security of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

2.   Invest in companies for the purpose of exercising control or management;

3. Purchase or sell real estate (including real estate limited partnerships) unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

4. Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments or engage in futures transactions;


               American High-Income Municipal Bond Fund -- Page 7

5. Engage in the business of underwriting securities of other issuers, except to the extent that the purchase or disposal of an investment position may technically constitute the fund as an underwriter as that term is defined under the Securities Act of 1933;

6. Make loans in an aggregate amount in excess of 33(alpha)% of the value of the fund's total assets, taken at the time any loan is made, provided that the purchase of debt securities pursuant to the fund's investment objective and entering into repurchase agreements maturing in seven days or less shall not be deemed loans for the purposes of this restriction and that loans of portfolio securities may be made;

7. Issue senior securities, except as permitted under the Investment Company Act of 1940;

8. Borrow money, except from banks for temporary or emergency purposes not to exceed one-third of the value of the fund's total assets. Moreover, in the event that the asset coverage for the fund's borrowings falls below 300%, the fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage;

9. Purchase or sell puts, calls, straddles, or spreads, or combinations thereof (this restriction does not prevent the fund from investing in securities with put and call features);

10. Invest 25% or more of its assets in municipal securities of the same project type issued by non-governmental entities. However, the fund may invest more than 25% of its assets in municipal obligations of issuers located in the same state or in municipal obligations of the same type, including without limitation the following: general obligations of states and localities; lease rental obligations of state and local authorities; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; or industrial development or pollution control bonds issued for hospitals, electric utility systems, life care facilities or other purposes. As a result, the fund may be more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuers. As the concentration in the securities of a particular category of issuer increases, the potential for fluctuation in the value of the fund's shares also increases; nor

11. Sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

NON-FUNDAMENTAL POLICIES -- The following non-fundamental policies may be changed without shareholder approval:


1. The fund does not currently intend (at least for the next 12 months) to lend portfolio securities. However, if such action is authorized by the Board of Directors, loans of portfolio securities as described under "Loans of Portfolio Securities" shall be made in accordance with the terms and conditions therein set forth and consistent with fundamental investment restriction #6;

2. The fund will not invest more than 15% of the value of its net assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days), nor invest more than 5% of its net assets in restricted securities (excluding Rule 144A securities);

3. The fund will not invest more than 15% of its total assets in the securities of issuers (excluding securities issued or guaranteed by the U.S. government or its agencies or instrumen-


               American High-Income Municipal Bond Fund -- Page 8 talities) which together with any predecessors have a record of less than three years continuous operation;

4. The fund does not currently intend (at least for the next 12 months) to invest in the securities of other registered management investment companies, except in connection with a merger, consolidation, acquisition, reorganization, or in connection with the implementation of any deferred compensation plan as adopted by the Board of Directors;

5. The fund does not currently intend (at least for the next 12 months) to purchase securities in the event its borrowings exceed 5% of total assets.

For the purposes of the fund's investment restrictions, the identification of the "issuer" of municipal bonds that are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the bonds as described, the most significant of which is the ultimate source of funds for the payment of principal and interest on such bonds.

                      FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on June 14, 1994.


All fund operations are supervised by the fund's board of directors which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Directors and Director Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


               American High-Income Municipal Bond Fund -- Page 9

                          FUND DIRECTORS AND OFFICERS

                      Directors and Director Compensation


                                                                                                 AGGREGATE
                                                                                                COMPENSATION
                                                                                           (INCLUDING VOLUNTARILY
                                                                                                  DEFERRED
                                                                                              COMPENSATION/1/)
                                                                                               FROM THE FUND
                                   POSITION                                                  DURING FISCAL YEAR
                                     WITH            PRINCIPAL OCCUPATION(S) DURING                ENDED
     NAME, ADDRESS AND AGE        REGISTRANT                  PAST 5 YEARS                     JULY 31, 1999
-------------------------------------------------------------------------------------------------------------------
 Richard G. Capen, Jr.            Director      Corporate Director and author; former              none/3/
 6077 San Elijo, Box 2494                       United States Ambassador to Spain;
 Rancho Santa Fe, CA 92067                      former Vice Chairman of the Board;
 Age: 65                                        Knight Ridder, Inc., former Chairman and
                                                Publisher, The Miami Herald
                                                           ----------------
-------------------------------------------------------------------------------------------------------------------
 H. Frederick Christie            Director      Private Investor.  Former President and           $2,611/4/
 P.O. Box 144                                   Chief Executive Officer, The Mission
 Palos Verdes Estates, CA                       Group (non-utility holding company,
 90274                                          subsidiary of Southern California Edison
 Age: 66                                        Company)
-------------------------------------------------------------------------------------------------------------------
 + Don R. Conlan                  Director      President (retired), The Capital Group             none/5/
 Age: 63                                        Companies, Inc.
-------------------------------------------------------------------------------------------------------------------
 Diane C. Creel                   Director      CEO and President, The Earth Technology           $2,500/4/
 100 W. Broadway                                Corporation (international consulting
 Suite 5000                                     engineering)
 Long Beach, CA 90802
 Age: 51
-------------------------------------------------------------------------------------------------------------------
 Martin Fenton                    Director      Chairman, Senior Resource Group LLC               $3,025/4/
 4660 La Jolla Village Drive                    (development and management of senior
 Suite 725                                      living communities)
 San Diego, CA 92122
 Age: 64
-------------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller                Director      President, Fuller Consulting (financial           $2,677/4/
 4337 Marina City Drive                         management consulting firm)
 Suite 841 ETN
 Marina del Rey, CA 90292
 Age: 53
-------------------------------------------------------------------------------------------------------------------
 +* Abner D. Goldstine            President,    Senior Vice President and Director,                none/5/
 Age: 69                          PEO and       Capital Research and Management Company
                                  Director
-------------------------------------------------------------------------------------------------------------------
 +** Paul G. Haaga, Jr.           Chairman      Executive Vice President and Director,             none/5/
 Age: 50                          of            Capital Research and Management Company
                                  the Board
-------------------------------------------------------------------------------------------------------------------
 Richard G. Newman                Director      Chairman, President and CEO, AECOM                $3,053/4/
 3250 Wilshire Boulevard                        Technology Corporation (architectural
 Los Angeles, CA 90010-1599                     engineering)
 Age: 65
-------------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez                 Director      President, The Sanchez Family                      none/3/
 5234 Via San Delarro, #1                       Corporation dba McDonald's Restaurants
 Los Angeles, CA 90022                          (McDonald's licensee)
 Age: 56
-------------------------------------------------------------------------------------------------------------------
                                      TOTAL COMPENSATION
                                    (INCLUDING VOLUNTARILY
                                           DEFERRED
                                     COMPENSATION/1/) FROM      TOTAL NUMBER
                                     ALL FUNDS MANAGED BY         OF FUND
                                     CAPITAL RESEARCH AND          BOARDS
                                      MANAGEMENT COMPANY          ON WHICH
                                 OR ITS AFFILIATES/2/ FOR THE     DIRECTOR
     NAME, ADDRESS AND AGE         YEAR ENDED JULY 31, 1999      SERVES/2/
-----------------------------------------------------------------------------
 Richard G. Capen, Jr.                     $42,700/3/                14
 6077 San Elijo, Box 2494
 Rancho Santa Fe, CA 92067
 Age: 65
-----------------------------------------------------------------------------
 H. Frederick Christie                     $171,100                  19
 P.O. Box 144
 Palos Verdes Estates, CA
 90274
 Age: 66
-----------------------------------------------------------------------------
 + Don R. Conlan                            none/5/                  12
 Age: 63
-----------------------------------------------------------------------------
 Diane C. Creel                            $ 44,650                  12
 100 W. Broadway
 Suite 5000
 Long Beach, CA 90802
 Age: 51
-----------------------------------------------------------------------------
 Martin Fenton                             $122,684                  15
 4660 La Jolla Village Drive
 Suite 725
 San Diego, CA 92122
 Age: 64
-----------------------------------------------------------------------------
 Leonard R. Fuller                         $ 51,850                  12
 4337 Marina City Drive
 Suite 841 ETN
 Marina del Rey, CA 90292
 Age: 53
-----------------------------------------------------------------------------
 +* Abner D. Goldstine                      none/5/                  12
 Age: 69
-----------------------------------------------------------------------------
 +** Paul G. Haaga, Jr.                     none/5/                  14
 Age: 50
-----------------------------------------------------------------------------
 Richard G. Newman                         $102,250                  13
 3250 Wilshire Boulevard
 Los Angeles, CA 90010-1599
 Age: 65
-----------------------------------------------------------------------------
 Frank M. Sanchez                          $  3,000                  12
 5234 Via San Delarro, #1
 Los Angeles, CA 90022
 Age: 56
-----------------------------------------------------------------------------




              American High-Income Municipal Bond Fund -- Page 10

              American High-Income Municipal Bond Fund -- Page 11

+ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company or the parent company of the Investment Adviser, The Capital Group Companies, Inc.
* Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025
** Address is 333 South Hope Street, Los Angeles, CA 90071
1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.

2 Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as
  amended ("501(c)(3) organization");      (ii) any trust, the present or future
  beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

3 Richard G. Capen, Jr. and Frank M. Sanchez did not serve as Directors of
  American High-Income Municipal Bond Fund during the fund's fiscal year ended July 31, 1999 and, therefore, received no compensation. Both were elected by shareholders as Directors on December 1, 1999.

4 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of fiscal year ended July 31, 1999 for participating Directors is as follows: H. Frederick Christie ($6,512), Diane C. Creel ($1,597), Martin Fenton ($1,344), Leonard R. Fuller ($3,531), and Richard G. Newman ($17,311). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

5 Don R. Conlan, Paul G. Haaga, Jr., and Abner D. Goldstine are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.


              American High-Income Municipal Bond Fund -- Page 12

                                    OFFICERS


                                POSITION(S)     PRINCIPAL OCCUPATION(S) DURING
   NAME AND ADDRESS     AGE   WITH REGISTRANT            PAST 5 YEARS
-------------------------------------------------------------------------------
Mark R. Macdonald       40   President and PEO  Vice President - Investment
11100 Santa Monica                              Management Group, Capital
Blvd.                                           Research and Management Company
Los Angeles, CA 90025
-------------------------------------------------------------------------------
Neil L. Langberg        46   Senior Vice        Vice President - Investment
11100 Santa Monica           President          Management Group, Capital
Blvd.                                           Research and Management Company
Los Angeles, CA 90025
-------------------------------------------------------------------------------
Michael J. Downer       44   Vice President     Senior Vice President - Fund
333 South Hope Street                           Business
Los Angeles, CA 90071                           Management Group, Capital
                                                Research
                                                and Management Company
-------------------------------------------------------------------------------
David A. Hoag           34   Vice President     Vice President and Director,
11100 Santa Monica                              Capital Research Company*
Blvd.
Los Angeles, CA 90025
-------------------------------------------------------------------------------
Edward B. Nahmias       47   Vice President     Vice President, Capital
11100 Santa Monica                              Research Company
Blvd.
Los Angeles, CA 90025
-------------------------------------------------------------------------------
Julie F. Williams       51   Secretary          Vice President - Fund Business
333 South Hope Street                           Management Group, Capital
Los Angeles, CA 90071                           Research
                                                and Management Company
-------------------------------------------------------------------------------
Anthony W. Hynes, Jr.   37   Treasurer          Vice President - Fund Business
135 South State                                 Management Group, Capital
College Blvd.                                   Research
Brea, CA 92821                                  and Management Company
-------------------------------------------------------------------------------
Kimberly S. Verdick     35   Assistant          Assistant Vice President - Fund
333 South Hope Street        Secretary          Business
Los Angeles, CA 90071                           Management Group, Capital
                                                Research
                                                and Management Company
-------------------------------------------------------------------------------
Todd L. Miller          41   Assistant          Assistant Vice President - Fund
135 South State              Treasurer          Business
College Blvd.                                   Management Group, Capital
Brea, CA 92821                                  Research
                                                and Management Company
-------------------------------------------------------------------------------



All of the officers listed are officers, and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.


No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays annual fees of $900 to Directors who are not affiliated with the Investment Adviser, plus $200 for each Board of Directors meeting attended, plus $200 for each meeting attended as a member of a committee of the Board of Directors. No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of


              American High-Income Municipal Bond Fund -- Page 13 the Directors who are not affiliated with the Investment Adviser. As of November 1, 1999 the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.


The Investment Adviser is responsible for managing more than $200 billion of stocks, bonds and money market instruments and serves over eight million investors of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until May 31, 2000, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plan of Distribution (described


              American High-Income Municipal Bond Fund -- Page 14 below); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


The management fee is based upon the net assets of the fund and monthly gross investment income. Gross investment income means gross income, computed without taking account of gains or losses from sales of capital assets, but including original issue discount as defined for federal income tax purposes. The Internal Revenue Code in general defines original issue discount to mean the difference between the issue price and the stated redemption price at maturity of certain debt obligations. The holder of such indebtedness is in general required to treat as ordinary income the proportionate part of the original issue discount attributable to the period during which the holder held the indebtedness.


The Investment Adviser receives a fee at the annual rate of 0.30% on the first $60 million of average net assets, plus 0.21% on net assets over $60 million, plus 3% of gross investment income. Assuming net assets of $600 million and gross investment income levels of 3%, 4%, 5%, 6% and 7%, management fees would be 0.31%, 0.34%, 0.37%, 0.40% and 0.43%, respectively. For the purposes of such computations under the Agreement, the fund's gross investment income does not reflect any net realized gains or losses on the sale of portfolio securities but does include original-issue discount as defined for federal income tax purposes.


The Investment Adviser has agreed that in the event the expenses of the fund (with the exclusion of interest, taxes, brokerage costs, extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess.


For the fiscal years ended July 31, 1999, 1998, and 1997, the Investment Adviser received advisory fees of $2,083,000, $1,544,000, and $1,100,000, respectively.


PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended July 31, 1999 amounted to $450,000 after allowance of $1,829,000 to dealers. During the fiscal years ended 1998 and 1997 the Principal Underwriter retained $487,000 and $345,000, respectively after an allowance of $2,007,000 and $1,424,000 to dealers, respectively.


As required by rule 12b-1 and the 1940 Act, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors and separately by a majority of the directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The


              American High-Income Municipal Bond Fund -- Page 15 officers and directors who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.


Under the Plan the fund may expend up to 0.30% of its net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made.


These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan, any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees or a community foundation).


Commissions on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, commissions are not recoverable. During the fiscal year ended July 31, 1999, the fund paid or accrued $1,574,000 for compensation to dealers under the Plan. As of July 31, 1999, accrued and unpaid distribution expenses were $161,000.


The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.


In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.


              American High-Income Municipal Bond Fund -- Page 16

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term gains over net realized long-term capital losses. Additional distributions may be made, if necessary. The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the fund does not distribute the amount of capital gain and/or net investment income required to be distributed by an excise tax provision of the Code, the fund may be subject to that excise tax. In certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than the required amount. In this case, the fund will pay any income or excise taxes due.


Dividends will be reinvested in shares of the fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other American Funds, as provided in the prospectus.


TAXES - The fund intends to elect to be treated as a regulated investment company under Subchapter M of the Code. A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.


Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses, if any. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.


If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund


              American High-Income Municipal Bond Fund -- Page 17 intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and their related tax credit.


Distributions of investment company taxable income are taxable to shareholders as ordinary income.


Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.


All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder subject to tax on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another American Fund, may result in tax consequences (gain or loss) to the shareholder and must also be reported on the shareholder's federal income tax return.


Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a


              American High-Income Municipal Bond Fund -- Page 18 partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income tax at the level of the fund. Shareholders will be subject to income tax on such original issue discount, whether or not they elect to receive their distributions in cash.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


Shareholders of the fund may be subject to state and local taxes on distributions received from the fund and on redemptions of the fund's shares.


Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year fund shareholders will receive a statement of the federal income tax status of all distributions.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on dividend income received by him or her.


In most cases, the interest on "private activity" bonds as defined under the Code is an item of tax preference subject to the alternative minimum tax ("AMT") on corporations and individuals. The fund may invest without limitation in "private activity" bonds. As of the date of this statement of additional information, individuals are subject to an AMT at a maximum marginal rate of 28% (20% on capital gains with respect to assets held more than one year) and corporations at a rate of 20%. Shareholders will not be permitted to deduct any of their share of fund expenses in computing alternative minimum tax income. With respect to corporate shareholders of the fund, all interest on municipal bonds and other tax-exempt obligations, including exempt-interest dividends paid by the fund, is included in adjusted current earnings in calculating federal


              American High-Income Municipal Bond Fund -- Page 19 alternative minimum taxable income, and may also affect corporate federal "environmental tax" liability.


Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.


              American High-Income Municipal Bond Fund -- Page 20

                               PURCHASE OF SHARES


        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Investment         $50 minimum (except where a
                        Minimums and Fund       lower minimum is noted under
                        Numbers "for initial    "Investment Minimums and Fund
                        investment minimums.    Numbers").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made and
                        who has a sales
                        agreement with
                        American Funds
                        Distributors.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open account, then      application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By computer             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open account, then      established the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call800/421-0180 to     Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company a/c#
                        4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------
THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY
PURCHASE ORDER.
-------------------------------------------------------------------------------



              American High-Income Municipal Bond Fund -- Page 21

INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine/(R)/ (see description below):


                                                                              MINIMUM
                                                                              INITIAL       FUND
 FUND                                                                       INVESTMENT     NUMBER
 ----                                                                       ----------     ------
 STOCK AND STOCK/BOND FUNDS
 AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $  250         02
 American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . .        250         11
 American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         03
 Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . . . . . . .        250         12
 Capital World Growth and Income Fund/SM/ . . . . . . . . . . . . . . . .        250         33
 EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . .        250         16
 Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . . . . . . .        250         10
 The Growth Fund of America/(R)/  . . . . . . . . . . . . . . . . . . . .        250         05
 The Income Fund of America/(R)/  . . . . . . . . . . . . . . . . . . . .        250         06
 The Investment Company of America/(R)/ . . . . . . . . . . . . . . . . .        250         04
 The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         14
 New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         07
 New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . . . . . . .        250         36
 SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . .        250         35
 Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . . . . . . .        250         01
 BOND FUNDS
 American High-Income Municipal Bond Fund/(R)/  . . . . . . . . . . . . .        250         40
 American High-Income Trust/SM/ . . . . . . . . . . . . . . . . . . . . .        250         21
 The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . . . . . . .        250         08
 Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . .        250         31
 Intermediate Bond Fund of America/SM/  . . . . . . . . . . . . . . . . .        250         23
 Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . . . . . . .        250         43
 The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . . . . . . .        250         19
 The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . . . . . . .      1,000         20
 The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . . . . . . .      1,000         24
 The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . . . . . . .      1,000         25
 U.S. Government Securities Fund/SM/  . . . . . . . . . . . . . . . . . .        250         22
 MONEY MARKET FUNDS
 The Cash Management Trust of America/(R)/  . . . . . . . . . . . . . . .      1,000         09
 The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . . . . . . .      1,000         39
 The U.S. Treasury Money Fund of America/SM/  . . . . . . . . . . . . . .      1,000         49
 ___________
 *Available only in certain states.







Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25


              American High-Income Municipal Bond Fund -- Page 22 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).


SALES CHARGES - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)




Amount of Purchase                    SALES CHARGE AS             DEALER
at the Offering Price                 PERCENTAGE OF THE:          CONCESSION
                                                                  AS PERCENTAGE
                                                                  OF THE
                                                                  OFFERING
                                                                  PRICE

                                      NET AMOUNT     OFFERING
                                      INVESTED       PRICE

STOCK AND STOCK/BOND FUNDS

Less than $25,000                     6.10%          5.75%        5.00%

$25,000 but less than $50,000         5.26           5.00         4.25

$50,000 but less than $100,000        4.71           4.50         3.75

BOND FUNDS

Less than $100,000                    3.90           3.75         3.00

STOCK, STOCK/BOND, AND BOND
FUNDS

$100,000 but less than                3.63           3.50         2.75
$250,000

$250,000 but less than                2.56           2.50         2.00
$500,000

$500,000 but less than                2.04           2.00         1.60
$750,000

$750,000 but less than                1.52           1.50         1.20
$1,000,000

$1,000,000 or more                    none           none         (see below)






PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, may invest with no sales charge and are not subject to a contingent deferred sales charge. Investments made by retirement plans, endowments or foundations with $50 million or more in assets may also be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution on investments made with no initial sales charge.


              American High-Income Municipal Bond Fund -- Page 23

In addition, the stock, stock/bond and bond funds may sell shares at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more;

(5)  insurance company separate accounts;

(6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.; and

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS - Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million.


OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.


Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.


REDUCING YOUR SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your


              American High-Income Municipal Bond Fund -- Page 24 investment dealer or American Funds Service Company (the "Transfer Agent") know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid by the close of the period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Existing holdings eligible for rights of accumulation (see the account application) and any individual investments in American Legacy variable annuities or variable life insurance policies (American Legacy, American Legacy II, American Legacy III, and American Legacy Shareholder's Advantage variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period, and any individual investments in American Legacy variable annuities or variable life insurance policies are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.


              American High-Income Municipal Bond Fund -- Page 25

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own accounts and/or:

     - employee benefit plan(s), such as an IRA, individual-type 403(b) plan, or single-participant Keogh-type plan;

     - business accounts solely controlled by these individuals (for example, the individuals own the entire business);

     - trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     - for a single trust estate or fiduciary account, including an employee benefit plan other than those described above;

     - made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above; or

     - for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of two or more funds in The American Funds Group, as well as individual holdings in various American Legacy variable annuities and variable life insurance policies to qualify for a reduced sales charge. Direct purchases of the money market funds are excluded. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

     RIGHTS OF ACCUMULATION - You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

PRICE OF SHARES - Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In


              American High-Income Municipal Bond Fund -- Page 26 the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.


The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity,


              American High-Income Municipal Bond Fund -- Page 27 where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.


                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent. You may sell (redeem) shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     - Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     - Requests must be signed by the registered shareholder(s)

     - A signature guarantee is required if the redemption is:

          -  Over $50,000;

          -  Made payable to someone other than the registered shareholder(s);
          or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution.


     - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     - You must include any shares you wish to sell that are in certificate form.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/

     - Redemptions by telephone or fax (including American FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $50,000 per shareholder each day.

     -  Checks must be made payable to the registered shareholder(s).

     - Checks must be mailed to an address of record that has been used with the account for at least 10 days.


              American High-Income Municipal Bond Fund -- Page 28

     MONEY MARKET FUNDS

     - You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     - You may establish check writing privileges (use the money market funds application).

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions from funds other than the money market funds made within twelve months of purchase on investments of $1 million or more (other than redemptions by employer-sponsored retirement plans). The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; and for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments into the American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or


              American High-Income Municipal Bond Fund -- Page 29 around the date you specified. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent. Checks that remain uncashed earn no interest.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may cross-reinvest dividends and capital gains ("distributions") into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.


You may exchange shares by writing to the Transfer Agent (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


              American High-Income Municipal Bond Fund -- Page 30

AUTOMATIC EXCHANGES - You may automatically exchange shares in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day of each month you designate. You must either (a) meet the minimum initial investment requirement for the receiving fund OR (b) the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.


AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Shareholder Account Services and Privileges - Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or computer (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


REDEMPTION OF SHARES - The funds' articles of incorporation permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per


              American High-Income Municipal Bond Fund -- Page 31 share if at such time the shareholder owns of record shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


Dealer concessions paid on underwriting transactions for the fiscal years ended July 31, 1999, 1998 and 1997, amounted to $690,000, $642,000 and $200,000, respectively.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY
 10081, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or foreign branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $160,000 for the fiscal year ended July 31, 1999.


INDEPENDENT ACCOUNTANTS - PricewaterhouseCoopers LLP, 400 South Hope Street, Los Angeles, CA 90071, serves as the fund's independent accountants providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional


              American High-Income Municipal Bond Fund -- Page 32

Information from the Annual Report have been so included in reliance on the report PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. The selection of the fund's independent accountants is reviewed and determined annually by the Board of Directors.


REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on July 31. Shareholders are provided at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, PricewaterhouseCoopers LLP. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report, shareholders should contact the Transfer Agent.


YEAR 2000 - The fund and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. The fund understands that these service providers have updated all of their computer systems to process date-related information properly following the turn of the century. However, there can be no assurance that these steps are sufficient to avoid any adverse impact on the fund. In addition, the fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the fund invests could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.


PERSONAL INVESTING POLICY - The fund, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments. The personal investing policy is consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
               MAXIMUM OFFERING PRICE PER SHARE -- JULY 31, 1999

Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . .      $15.49
Maximum offering price per share
  (100/95.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $16.26


              American High-Income Municipal Bond Fund -- Page 33

                   INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 4.79% based on a 30-day (or one month) period ended July 31, 1999, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


     YIELD = 2[( a-b/cd + 1)/6/ -1]

     Where:  a = dividends and interest earned during the period.

             b = expenses accrued for the period (net of reimbursements).

             c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d = the maximum offering price per share on the last day of the period.

The fund may also calculate a tax equivalent yield based on a 30-day (or one month) period ended no later than the date of the most recent balance sheet included in the registration statement, computed by dividing that portion of the yield (as computed by the formula stated above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. The fund's tax-equivalent yield based on the maximum combined effective federal/state tax rate of 39.6% for the 30-day (or one month) period ended July 31, 1999 was 7.93%.


The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.


As of July 31, 1999, the fund's total return over the past twelve months and average annual total return over its lifetime were -3.18% and 7.15%, respectively. Over the fund's lifetime (September 26, 1994 to July 31, 1999), the Lehman Brothers Municipal Bond Index /1/ and the Lipper High Yield Municipal Debt Funds Average /2/ had average annual total returns of 7.16% and 6.84%, respectively. The fund's average annual total return at net asset value over the past twelve months and average annual over its lifetime at July 31, 1999 were 1.63% and 8.23%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

/1/ The Lehman Brothers Municipal Bond Index represents the long-term investment grade municipal bond market. This index is unmanaged and does not reflect sales charges, commissions or expenses.
/2/ The Lipper High Yield Municipal Debt Funds Average represents an average of funds in the objective that invest at least 50% of their assets in lower rated municipal debt issues. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions, but do not reflect sales charges and commissions.


              American High-Income Municipal Bond Fund -- Page 34

In calculating average annual total return, the fund assumes: (1) deduction of the maximum sales load of 4.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).





              American High-Income Municipal Bond Fund -- Page 35

American High-Income Municipal Bond Fund
Investment Portfolio, July 31, 1999

                                                                       Principa Market
                                                                        Amount   Value
                                                                          (000)   (000)
--------------------------------------------                           ----------------

Tax-Exempt Securities Maturing in More Than One Year - 93.87%
Alaska  -  0.35%
Industrial Dev. and Export Auth., Power Rev. Bonds,                      $1,850  $1,950
  First Series AMT (Snettisham Hydroelectric Project),
 AMBAC Insured, 6.00% 2012

California  -  12.37%
Pollution Control Fncg. Auth., Solid Waste Disposal Ref.
 Rev. Bonds:
CanFibre of Riverside Project, Series 1997A AMT, 9.00% 2019               1,000   1,043
USA Waste Services, Inc. Project, Series 1998A AMT,                       6,000   5,948
 5.10% 2018 (Put 2008)
Rural Home Mortgage Fin, Auth., Single Family Mortgage                      560     614
  Rev. Bonds (Mortgage-Backed Securities Program),
 1995 Series B AMT, 7.75% 2026
Statewide Communities Dev. Auth., Apartment Dev.
  Rev. Ref. Bonds (Irvine Apartment Communities, LP):
Series 1998A-1 AMT, 5.05% 2025 (Put 2008)                                11,000  10,687
Series 1998A-3, 5.10% 2025 (Put 2010)                                     3,000   2,913
Alameda Public Fncg. Auth., 1999 Rev Bonds
 (1997 Rev. Bond Refinancing):
5.10% 2009                                                                1,000     975
5.35% 2012                                                                1,000     970
City of Antioch, Public Fncg. Auth., 1998 Reassessment                    1,455   1,419
  Rev. Bonds, Subordinated Series B, AMBAC Insured, 5.80% 2011
Bonita Canyon Public Facs. Fncg. Auth., Community Facs.                   1,000     907
 Dist. No. 98-1, Special Tax
 Bonds, Series 1998, 5.375% 2028
Central Valley Fncg. Auth., Cogeneration Project Rev. Bonds               1,400   1,519
  (Carson Ice-Gen Project), Series 1993, 6.10% 2013 (Preref. 2003)
City of Chino Hills, Community Facs. Dist. No. 9                          5,060   5,074
  (Rincon Village Area), Special Tax Bonds, Series 1998, 6.45% 2023
City of Irvine, Assessment dist. No. 94-13 (Oak Creek),
  Limited Obligation Improvement Bonds:
Group One, 5.50% 2022                                                     1,000     946
Group Two, 5.875% 2017                                                    1,000     992
Long Beach Aquarium of the Pacific, Rev. Bonds
  (Aquarium of the Pacific Project), 1995 Series A:
6.10% 2010                                                                1,000   1,039
6.125% 2015                                                               1,000   1,032
6.125% 2023                                                               4,000   4,090
County of Los Angeles, Capital Asset Leasing Corp.,                       3,060   3,180
  Cert. of Part. (Marina del Rey), Series A, 6.25% 2003
City of Los Angeles:
Community Redev. Agcy., Central Business Dist. Redev.                     2,000   2,032
  Project, Tax Allocation Ref. Bonds, Series I, 5.00% 2001
Multifamily Housing Rev. Bonds (GNMA Collateralized -                       500     517
  Ridgecroft Apartments Project), Series 1997E AMT, 6.00% 2017
City of Oxnard, Assessment Dist. No. 97-1-R (Pacific                      1,475   1,501
  Commerce Center), Limited Obligation Ref. Bonds, 5.70% 2006
Pleasanton Joint Powers Fncg. Auth., Subordinate                          3,435   3,571
  Reassessment Rev. Bonds, 1993 Series B, 6.125% 2002
City of Poway, Community Facs. Dist. No. 88-1 (Parkway                    2,000   2,148
  Business Centre), Special Tax Ref. Bonds, Series 1998,
 6.75% 2015
City of Roseville, North Central Roseville Community                      1,015   1,003
 Facs. Dist. No. 1, Special Tax Ref. Bonds, Series 1999,
 5.40% 2008
County of Sacramento, Laguna Creek Ranch/Elliott
 Ranch Community Facs. Dist. No. 1, Improvement Area
 No. 2 Special Tax Ref. Bonds (Elliott Ranch):
6.125% 2014                                                                 250     256
6.30% 2021                                                                  500     511
County of San Diego, Reassessment Dist. No. 97-1
 (4-S Ranch), Limited Obligation Improvement Bonds, 6.00% 2009
6.00% 2009                                                                1,000   1,030
6.25% 2012                                                                1,000   1,030
Redev. Agcy. of the City and County of San Francisco,                     1,000   1,126
 Residential Fac. Rev. Bonds (Coventry Park Project),
 Series 1996A AMT, 8.50% 2026
South Tahoe Joint Powers Fin. Auth., Ref. Rev. Bonds,                     1,000   1,037
  (South Tahoe Redev. Project Area No. 1), 1995 Series B, 6.25% 2020
Stanislaus Waste-To-Energy Fin. Agcy., Solid                              1,470   1,513
 Waste Fac. Ref. Rev. Certificates (Ogden Martin Systems
 of Stanislaus, Inc. Project), Series 1990, 7.625% 2010
City of Stockton, Mello-Roos Rev. Bonds, Community Facs.
 Dist. No. 90-2B (Brookside Estates), Series 1997A:
5.40% 2004                                                                  500     505
5.55% 2006                                                                1,300   1,313
6.20% 2015                                                                1,300   1,323
Community Facs. Dist. No. 88-12 of the City of Temecula
 (Ynez Corridor), Special Tax Ref. Bonds, 1998 Series A:
5.35% 2009                                                                  940     928
5.40% 2010                                                                  860     848
5.50% 2012                                                                1,100   1,082
City of West Sacramento, Limited Obligation Ref. Improvement
 Bonds, Reassessment Dist. of 1998:
5.00% 2005                                                                1,000     979
5.10% 2006                                                                1,250   1,224
5.10% 2007                                                                1,000     973

Colorado  -  3.38%
Housing and Fin. Auth., Single Family Program Senior Bonds:
1995 Series A AMT, 8.00% 2025                                               850     903
1995 Series B AMT, 7.90% 2025                                               600     649
1997 Series B AMT, 7.00% 2026                                             1,000   1,095
1998 Series B-3,  6.55% 2025                                              1,575   1,729
Student Obligation Bond Auth., Student Loan Asset-Backed                  1,000   1,037
 Bonds, Senior Subordinate 1995 Series II-B AMT, 6.20% 2008
Arapahoe County, Capital Improvement Trust Fund Highway
 Rev. Bonds (E-470 Project):
6.90% 2015 (Preref. 2005)                                                 1,250   1,439
6.95% 2020 (Preref. 2005)                                                 3,000   3,462
City and County of Denver, Airport System Rev. Bonds, AMT:
Series 1991D 7.75% 2013                                                   1,000   1,206
Series 1992C:
6.75%  2013                                                                 885     947
6.75%  2013 (Preref. 2002)                                                  115     126
Series 1994A:
7.50% 2023                                                                  415     463
7.50%  2023 (Preref. 2004)                                                   85      98
Eaglebend Dowd Affordable Housing Corp., Multifamily
  Housing Project Rev. Bonds, Series 1998A:
6.53% 2024                                                                1,665   1,668
6.53% 2029                                                                1,320   1,316
6.63% 2039                                                                2,950   2,959

Connecticut  -  3.51%
Dev. Auth., Pollution Control Rev. Ref. Bonds (The
 Connecticut Light and Power Co. Project):
Series 1993A, 5.85% 2028                                                  1,375   1,332
Series 1993B AMT, 5.95% 2028                                              1,500   1,433
Health and Educational Fac. Auth., Rev. Bonds, University                 1,000   1,037
 of Hartford Issue, Series  D, 6.75% 2012
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds:(1)
1996 Series A:
6.375% 2004 (Escrowed to Maturity)                                          500     546
6.40% 2011                                                                3,530   3,752
6.40% 2011 (Preref. 2007)                                                 3,470   3,903
1997 Series B:
5.60% 2009                                                                1,000   1,002
5.75% 2018                                                                6,000   5,847
5.75% 2027                                                                1,000     968

Delaware  -  0.89%
Econ. Dev. Auth., First Mortgage Rev. Bonds (Peninsula
 United Methodist Homes, Inc. Issue), Series 1997A:
6.00% 2008                                                                  500     517
6.10% 2010                                                                  500     523
6.20% 2015                                                                2,875   2,953
6.30% 2022                                                                1,000   1,031

District of Columbia  -  0.29%
Hospital Rev. Ref. Bonds (Washington Hospital Center                      1,500   1,616
  Issue), Series 1992A, 7.00% 2005 (Preref. 2002)

Florida  -  7.30%
Arbor Greene Community Dev. Dist. (City of Tampa, Hillsborough              115     117
 County), Special Assessment Rev. Bonds, Series 1996, 7.00% 2003
Broward County, Resource Recovery Rev. Bonds,                               950     989
 Series 1984, South Project, 7.95% 2008
Championsgate Community Dev. Dist., Capital Improvement                   2,850   2,788
  Rev. Bonds, Series 1998A,6.25% 2020
The Crossings at Fleming Island Community Dev. Dist.                      4,725   5,120
 (Clay County), Special Assessment Bonds, Series 1995, 8.25% 2016
The City of Daytona Beach, Capital Improvement Rev. Bond                  7,875   7,693
 Anicipation Notes (Ocean Walk Project), Series A, 6.875% 2004
Heritage Isles Community Dev. Dist. (Hillsborough County),                3,055   3,043
 Special Assessment Rev. Bonds, Series 1998A, 5.75% 2005
Heritage Palms Community Dev. Dist. (Fort Myers),                         2,710   2,666
 Capital Improvement Rev. Bonds, Series 1998, 5.40% 2003
Heritage Pines Community Dev. Dist. (Pasco County),                         975     957
 Capital Improvement Rev. Bonds, Series 1998B, 5.50% 2005
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds:
Series 1997A(Cypress Cove at Healthpark Florida, Inc.                     2,500   2,548
 Project), 6.25% 2017
Series 1999A (Shell Point/Alliance Obligated Group,
 Shell Point Village Project):
5.25% 2007                                                                1,000     991
5.50% 2009                                                                1,000   1,002
Meadow Pointe II, Community Dev. Dist. (Pasco County),                    2,000   1,957
 Capital Improvement Rev. Bonds, Series 1998B, 5.50% 2005
Northern Palm Beach County Improvement Dist.,
 Water Control and Improvement Bonds: Unit of Dev. No. 9A,
 Series 1996A:
6.80% 2006                                                                  885     947
7.30% 2027                                                                1,500   1,629
Unit of Dev. No. 9B, Series 1999, 5.85% 2013                              1,000     996
North Springs Improvement Dist. Special Assessment Bonds:
Broward County, Series 1997A, 7.00% 2019                                  1,000   1,027
Parkland Isles Project, Series 1997B, 6.25% 2005                          1,900   1,914
Ocean Highway and Port Auth., Solid Waste/Pollution                       1,305   1,332
 Control Rev. Ref. Bonds, Series 1996 (Jefferson Smurfit Corp.
 (U.S.) Project), 6.50% 2006
City of Orlando, Special Assessment Rev. Bonds (Conroy                    1,000     952
 Road Interchange Project), Series 1998A, 5.80% 2026
River Ridge Community Dev. Dist. (Lee County), Capital                    2,540   2,500
 Improvement Rev. Bonds, Series 1998, 5.75% 2008
Idaho  -  1.33%
Housing and Fin. Association, Single Family Mortgage
 Subordinate Bonds AMT:
1997 Series H-2 AMT, 5.40% 2010                                           1,530   1,540
1997 Series I-2, 5.55% 2010                                                 940     957
1998 Series A-2, 5.35% 2011                                               1,265   1,264
1998 Series B-2, 5.20% 2011                                               1,000     990
1998 Series G, 5.05% 2012                                                   750     742
1999 Series B-2, 5.00% 2013                                               1,000     980
1999 Series D-3, 5.15% 2013                                               1,030   1,009

Illinois  -  5.70%
Health Facs. Auth., Rev. Ref. Bonds:
Advocate Health Care Network, Series 1997 A:
5.70% 2011                                                                  500     508
5.70% 2011 (Preref. 2009)                                                   250     265
5.80% 2016                                                                3,000   3,047
Centegra Health System, Series 1998:
5.50% 2008                                                                1,000   1,010
5.25% 2014                                                                1,500   1,426
Edward Hospital Project, Series 1993A, 6.00% 2019                         1,000   1,005
Fairview Obligated General Project:
1992 Series A, 9.50% 2022 (Preref. 2002)                                  2,750   3,208
1995 Series A:
6.25% 2003                                                                1,245   1,280
7.40% 2023                                                                3,130   3,386
State Dev. Fin. Auth., Solid Waste Disposal Rev. Bonds                    2,000   1,946
  (Waste Management, Inc. Project), Series 1997, 5.05% 2010
City of Chicago:
General Obligation Bonds (Emergency Telephone system),                    1,000     978
 Ref. Series 1999, FGIC Insured, 5.25% 2020
Chicago O'Hare International Airport, Special Fac. Rev. Bonds
 (United Air Lines, Inc. Project):
Series 1988A AMT, 8.95% 2018                                              1,440   1,555
Series 1988B, 8.85% 2018                                                  1,085   1,172
Series 1999B AMT, 5.20% 2011                                              1,000     969
Collateralized Single Family Mortgage Rev. Bonds, Series 1997-B           2,565   2,781
  AMT, 6.95% 2028
Skyway Toll Bridge Ref. Rev. Bonds, Series 1994, 6.75% 2017               1,500   1,666
 (Preref. 2004)
Village of Robbins, Cook County, Resource Recovery                       10,990   5,935
 Rev. Bonds (Robbins Resource
 Recovery Partners, L.P. Project), Series 1994A AMT, 8.375% 2016

Indiana  -  1.69%
State Dev. Fin. Auth. Rev. Ref. Bonds, Exempt Fac.-Inland Steel,          1,000     928
 5.75% 2011
City of East Chicago, Pollution Control Rev. Ref. Bonds,                  2,000   2,047
 Inland Steel Co. Project No. 11, Series 1994, 7.125% 2007
Indianapolis Airport Auth., Special Facs. Rev. Bonds, AMT:
Series 1994 Federal Express Corp. Project, 7.10% 2017                     1,000   1,096
Series 1995 A, United Air Lines, Inc., Indianapolis Maintenance           1,500   1,569
  Center Project, 6.50% 2031
The Indianapolis Local Public Improvement Bond Bank,                      4,500   1,316
 Series 1999 E Capital Appreciation Bonds, 0.00% 2021 (2)
City of Sullivan, Pollution Control Rev. Ref. Bonds (Indiana              2,500   2,602
 Michigan Power Co. Project), Series C, 5.95% 2009

Kentucky  -  2.36%
Econ. Dev. Fin. Auth., Hospital System Ref. and Improvement
 Rev. Bonds, Series 1997 (Appalachian Regional Healthcare, Inc.
 Project):
5.60% 2008                                                                1,000     976
5.80% 2012                                                                1,000     962
5.85% 2017                                                                4,000   3,819
Kenton County Airport Board, Special Facs. Rev. Bonds
  (Delta Air Lines, Inc. Project), 1992 Series A AMT:
7.50% 2012                                                                4,225   4,532
6.125% 2022                                                               3,000   3,033

Louisiana  -  2.87%
Health Education Auth., Rev. Bonds (Lambeth House Project):
Series 1996, 9.00%  2026 (Preref. 2006)                                   2,850   3,626
Series 1998A, 6.20% 2028                                                  4,500   4,265
Housing Fin. Agcy., Single Family Mortgage Rev. Bonds,                    2,575   2,849
 Series 1995A-2 AMT, 7.80% 2026
Lake Charles Harbor and Terminal Dist., Port Facs. Rev.                   2,000   2,223
 Ref. Bonds (Trunkline LNG Co. Project), Series 1992, 7.75% 2022
Parish of West Feliciana, Pollution Control Rev. Bonds                    3,000   3,237
 (Gulf States Utilities Co. Project), Series 1984-II, 7.70% 2014

Maine  -  0.15%
Educational Loan Marketing Corp., Senior Student Loan                       840     875
  Rev. Bonds, Series 1991 AMT, 6.90% 2003

Maryland  -  1.58%
Health and Higher Educational Facs. Auth.:
First Mortgage Rev. Bonds, PUMH of Maryland, Inc. Issue                   1,500   1,456
  (Heron Point of Chestertown), Series 1998B, 5.75% 2026
Ref. and Project Rev. Bonds, Roland Park Place Issue,                     1,000     965
 Series 1999, 5.30% 2010
Frederick County, Special Obligation Bonds (Urbana Community              3,000   2,989
 Dev. Auth.), Series 1998, 6.625% 2025
Housing Opportunities Commission of Montgomery County,
 Multifamily Rev. Bonds (Strathmore Court at White Flint),
 1994 Issue A-2:
7.50% 2024                                                                1,000   1,060
7.50% 2027                                                                  700     742
Housing Auth. of Prince George's County, Mortgage Rev.                    1,000   1,025
 Bonds, Series 1997A (GNMA Collateralized - Langley
 Gardens Apartments Project), 5.75% 2029
Prince George's County (Dimensions Health Corp. Issue),                     750     692
 Project and Ref. Rev. Bonds, Series 1994, 5.375% 2014

Massachusetts  -  2.63%
Industrial Fin. Agcy.:
Resource Recovery Rev. Ref. Bonds (Ogden Haverhill Project),
 Series 1998A AMT:
5.20% 2008                                                                2,300   2,270
5.30% 2009                                                                6,300   6,222
Rev. Bonds, Edgewood Retirement Community Project,                        5,400   6,375
 Series 1995A, 9.00% 2025

Michigan  -  8.27%
Hospital Fin. Auth., Hospital Rev. and Ref. Bonds:
The Detroit Medical Center Obligated Group:
Series 1993A:
6.25% 2013                                                                3,000   2,970
6.50% 2018                                                                1,000   1,007
Series 1998A, 5.125% 2018                                                 2,550   2,205
Genesys Health System Obligated Group, Series 1995A:
8.00% 2005 (Escrowed to Maturity)                                         2,000   2,368
8.10% 2013 (Preref. 2005)                                                 1,100   1,325
7.50% 2027 (Preref. 2005)                                                 2,265   2,623
Genesys Regional Medical Center Obligated Group, Series 1998A:
5.30% 2011                                                                2,000   1,940
5.50% 2018                                                                1,000     959
5.50% 2027                                                                2,000   1,887
Hackley Hospital Obligated Group, Series 1998A, 5.30% 2013                1,000     963
Pontiac Osteopathic, Series 1994A:
5.375% 2006                                                               3,000   2,941
6.00% 2014                                                                2,500   2,462
6.00% 2024                                                                1,000     965
Sinai Hospital of Greater Detroit, Series 1995:
6.00% 2008                                                                1,000     994
6.625% 2016                                                               2,755   2,802
6.70% 2026                                                                3,250   3,321
Housing Dev. Auth., Rental Housing Rev. Bonds,                            5,210   5,540
 1992 Series A, 6.60% 2012
City of Detroit:
Limited Tax G.O. Bonds, Series 1995 A, 6.40% 2005                         1,145   1,235
Downtown Dev. Auth., Tax Increment Bonds (Dev. Area                       1,000   1,106
  No.1  Projects), Series 1996C, 6.20% 2017 (Preref. 2006)
City of Flint, Hospital Building Auth.,(Hurley Medical Center):
Rev. Ref. Bonds, Series 1998A:
5.00% 2008                                                                2,030   1,942
5.25% 2016                                                                1,000     907
Rev. Rental Bonds, Series 1998B, 5.375% 2018                              1,000     931
The Econ. Dev. Corp. of the County of Midland,                            3,100   3,255
 Subordinate Pollution Control Limited Obligation Rev. Ref.
 Bonds (Midland Cogeneration Project) 9.50% 2009

Mississippi  -  0.17%
Perry County, Pollution Control Ref. Rev. Bonds (Leaf River               1,000     967
 Forest Products, Inc. Project), Series 1999, 5.20% 2012

Nebraska  -  1.05%
City of Kearney, Industrial Dev. Rev. Bonds (The Great
 Platte River Road Memorial Foundation Project), Series 1998:
6.75% 2023                                                                2,000   1,697
6.75% 2028                                                                5,000   4,243

Nevada  -  2.39%
Housing Division, Single Family Mortgage Bonds:
1998 Series A-1 AMT, 5.20% 2011                                           1,000     990
1999 Series B-1, 4.95%  2012                                                600     588
City of Henderson, Health Fac. Rev. Bonds (Catholic                       1,000     884
 Healthcare West), 1998 Series A, 5.375% 2026
City of Henderson, Local Improvement Dist.:
No. T-4C (Green Valley Properties), Limited Obligation
 Ref. Bonds, 1999 Series A:
5.75% 2013                                                                1,710   1,666
5.90% 2018                                                                1,000     970
No. T-10 (Seven Hills) Limited  Obligation Improvement                    5,445   5,633
 Bonds, 7.50% 2015
City of Las Vegas, Special Improvement Bonds, (Summerlin                  2,635   2,733
 Area), Local Improvement Bonds, 7.10% 2016

New Hampshire  -  0.58%
Housing Fin. Auth., Single Family Mortgage Acquisition
 Rev. Bonds, 1997 Series D AMT:
5.60% 2012                                                                  675     686
5.80% 2017                                                                  670     686
Industrial Dev. Auth., Pollution Control Ref. Rev. Bonds                  2,000   1,892
 (The Connecticut Light and Power Co. Project), Series
 1988 AMT, 5.90% 2018

New Jersey  -  4.06%
Econ. Dev. Auth.:
Econ. Dev. Bonds, Kapkowski Road Landfill Reclamation                     9,250   9,399
  Improvement Dist. Project (City of Elizabeth), Series 1998A,
 6.375 2031
First Mortgage Rev. Fixed-Rate Bonds:
Fellowship Village Project:
Series 1995A, 9.25% 2025 (Preref. 2005)                                   3,000   3,712
Series 1998A:
5.10% 2008                                                                1,250   1,200
5.20% 2009                                                                1,000     960
5.30% 2010                                                                1,000     962
Series 1998C:
5.50% 2018                                                                1,000     950
5.50% 2028                                                                1,500   1,396
Keswick Pines, Series 1998, 5.60% 2012                                    2,100   2,052
Winchester Gardens at Ward Homestead Project, Series 1996A:
8.50% 2016                                                                1,000   1,127
8.625% 2025                                                               1,000   1,131

New York  -  9.37%
Dormitory Auth.:
Cert. of Part., on behalf of the City University of  New York,            1,975   2,110
 as Lessee (John Jay College of Criminal Justice Project Ref.),
 6.00% 2006
Mental Health Services Facs. Improvement Rev. Bonds:
Series 1997B, 5.60% 2008                                                  1,445   1,508
Series 1998C:
5.00% 2009                                                                1,390   1,383
5.00% 2010                                                                1,930   1,903
Montefiore Medical Center, FHA-Insured Mortgage Hospital                  1,250   1,244
 Rev. Bonds, Series 1999, AMBAC Insured, 5.25% 2019
Secured Hospital Rev. Ref. Bonds, Brookdale Hospital,                     3,500   3,495
 Series 1998J, 5.125% 2009 Housing Fin. Agcy.:
Health Facs. Rev. Bonds (New York City), 1996 Series A Ref.,              2,500   2,679
 6.00% 2006
Service Contract Obligation Rev. Ref. Bonds, 1997 Series C,                 800     797
 5.10% 2009
Erie County Industrial Dev. Agcy., Solid Waste Disposal Fac.              4,000   4,200
 Rev. Bonds (1998 CanFibre of Lackawanna Project) AMT, 9.05% 2025
City of New York, G.O. Bonds:
Series A:
7.00% 2005                                                                1,000   1,120
6.25% 2009                                                                1,000   1,089
Fiscal 1995 Series B1, 7.00% 2016 (Preref. 2004)                          1,000   1,127
Solid Waste Disposal Rev. Bonds (1995 Visy Paper (NY), Inc. Project)      6,100   6,385
 AMT, 7.55% 2005
Port Auth. of New York and New Jersey, Special Project Bonds,
 Series 4 AMT, KIAC Partners Project:
7.00% 2007                                                                5,000   5,437
6.75% 2011                                                                4,000   4,361
Onondaga County Industrial Dev. Agcy, Solid Waste
 Disposal Fac. Rev. Ref. Bonds (Solvay Paperboard LLC
 Project), Series 1998:
6.80% 2014                                                                3,000   3,056
7.00% 2030                                                                9,000   9,292
Suffolk County Industrial Dev. Agcy., 1998 Industrial Dev.                1,750   1,692
 Rev. Bonds (Nissequogue Cogen Partners Fac.) AMT, 5.30% 2013

North Carolina  -  3.46%
Eastern Municipal Power Agcy., Power System Rev. Bonds:
Ref. Series 1993B:
7.25% 2007                                                                2,500   2,742
7.00% 2008                                                                1,000   1,085
6.125% 2009                                                               3,950   4,056
6.00% 2026                                                                1,000   1,006
Series 1993 D, 5.875% 2013                                                1,000     990
Ref. Series 1999 A, 5.20% 2010                                            2,000   1,903
Ref. Series 1999 B:
5.55% 2014                                                                1,000     955
5.60% 2015                                                                2,500   2,386
5.65% 2016                                                                1,000     954
5.70% 2017                                                                2,000   1,911
Municipal Power Agcy. Number 1, Catawba Electric Rev.                     1,500   1,537
 Bonds, Series 1992, 5.90% 2003

North Dakota  -  0.17%
Housing Fin. Agcy., Rev. Bonds, 1998 Series A AMT, 5.25% 2018               990     954

Ohio  -  0.76%
The Student Loan Funding Corp., Cincinnati, Student                         370     377
 Loan Rev. Ref. Bonds, Series 1991A AMT, 7.20% 2003
Water Dev. Auth., Solid Waste Disposal Rev. Bonds (Bay                    4,000   3,903
 Series 1998 A AMT, 5.875% 2020

Oregon  -  0.61%
City of Klamath Falls, Electric Rev. Bonds (Klamath Cogeneration
 Project), Series 1999:
5.75% 2013                                                                2,000   1,971
5.875% 2016                                                               1,500   1,480

Pennsylvania  -  5.65%
Econ. Dev. Fncg. Auth., Resource Recovery Rev. Bonds
 (Colver Project), Series 1994 D AMT:
7.05% 2010                                                                1,000   1,094
7.15% 2018                                                                3,500   3,844
Housing Fin. Agcy., Rev. Bonds:
Rental Housing Ref. Bonds, Issue 1993, 5.80% 2018                         3,500   3,653
Single Housing Family Mortgage, Series 1997-58A AMT, 5.85% 2017           2,500   2,561
Blair County Hospital Auth., Hospital Rev. Bonds (Altoona                 1,500   1,526
 Hospital Project), 1998 Series A, AMBAC Insured, 5.50% 2016
Lehigh County General Purpose Auth., College Rev. and Ref. Bonds,         1,750   1,865
 Series B of 1996 (Cedar Crest College), 6.65% 2017
Hospitals and Higher Education Facs. Auth. of Philadelphia:
Frankford Hospital, Series A, 6.00% 2014                                    500     539
Hospital Rev. Bonds (Temple University Hospital), Series of               1,000   1,002
 1997, 5.70% 2009
Jefferson Health Systems, Series 1997 A, 5.50% 2007                       1,400   1,428
Hospital Auth. of Philadelphia, Hospital Rev. Bonds (Temple               1,000   1,042
 University Hospital), Series of 1983, 6.625% 2023
Philadelphia Auth. for Industrial Dev., Rev. Bonds (Cathedral
 Village Project), Series of 1998:
5.30% 2007                                                                1,145   1,135
5.50% 2010                                                                1,000     992
Scranton-Lachawanna Health and Welfare Auth., City of
 Scranton, Lackawanna County, Hospital Rev. Bonds (Moses
 Taylor Hospital Project), Series 1997, 5.75% 2006
5.75% 2006                                                                1,585   1,570
5.80% 2007                                                                1,680   1,664
5.90% 2008                                                                1,730   1,718
6.00% 2009                                                                  940     937
6.10% 2011                                                                2,005   1,991
6.20% 2017                                                                2,305   2,329
Westmoreland County Indust. Dev. Auth., Variable                          1,000     982
 Rate Rev. Bonds, Series 1993 AMT (Nat'l Waste and Energy Corp.;
 Valley Landfill Expansion Project) x.xx% 2018

Rhode Island  -  0.36%
Housing and Mortgage Fin. Corp., Homeownership Opportunity                2,000   2,020
 Bonds, Series 9-B-1 AMT, 5.55% 2013

South Carolina  -  1.78%
Piedmont Municipal Power Agcy., Electric Rev. Bonds,                      8,000   7,447
 1999A Ref. Series, 5.25% 2015
York County, Pollution Control Facs. Rev. Bonds (Bowater Inc.             2,300   2,574
 Project), Series 1990 AMT, 7.625% 2006

Tennessee  -  0.86%
The Industrial Dev. Board of the County of McMinn,                        2,000   2,115
 Solid Waste Recycling Facs. Rev. Bonds, Series 1992
(Calhoun Newsprint Co. Project - Bowater), 7.625% 2016
Memphis-Shelby County Airport Auth., Special Facs.                        2,500   2,714
 Rev. Bonds (Federal Express Corp.), Series 1984, 7.875% 2009

Texas  -  2.77%
Alliance Airport Auth., Inc., Special Facs. Rev. Bonds                    1,500   1,708
 (American Airlines, Inc. Project), Series 1990 AMT,
 7.00% 2011
Industrial Dev. Corp. of Port of Corpus Christi, Rev.                     3,250   3,186
 Ref. Bonds (Valero Refining and Marketing Co. Project),
 Series 1997D AMT, 5.125% 2009
Hidalgo County Health Services Corp., Hospital Rev.
 Bonds, (Mission Hospital, Inc. Project), Series 1996:
7.00% 2008                                                                2,365   2,560
6.75% 2016                                                                1,000   1,064
Matagorda County, Navigation Dist. Number One, Rev.                       2,500   2,335
 Ref. Bonds (Houston Lighting & Power Co. Project),
 Series 1997 AMT, AMBAC Insured, 5.125% 2028
Tomball Hospital Auth., Rev. Ref. Bonds, Series 1993, 6.125% 2023         4,740   4,764

Utah  -  0.80%
Housing Fin. Agcy., Single Family Mortgage Bonds:
1997 Series G-2 Class III  AMT, 5.60% 2010                                1,035   1,049
1998 Series G-2, Class III, 4.90% 2012                                    1,000     973
1999 Series B-2, Class III, 5.10% 2012                                    1,100   1,074
Housing Fin. Agcy., Single Family Mortgage Bonds,                         1,400   1,406
 1999 Series C-2, Class III, 5.60% 2013

Vermont  -  0.27%
Housing Fin. Agcy., Single Family Housing Bonds, Series 9
 AMT (Adjusted Rate Bonds), MBIA Insured:
4.90% 2012                                                                  575     566
5.70% 2012                                                                  925     952

Virginia  -  0.90%
Dulles Town Center Community Dev. Auth. (Loudoun                          1,000   1,005
 County), Special Assessment Bonds (Dulles Town
 Center Project), Series 1998, 6.25% 2026
Gateway Community Dev. Auth., Special Assessment Bonds,                   2,000   1,932
 Series 1999, 6.25% 2026 Pocahontas Parkway Association,                  2,100   2,116
 Route 895 Connector Toll Road Rev. Bonds, Series 1998A,
 5.25% 2008

Virgin Islands  -  0.60%
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund
 Loan Notes), Series 1998 D:
6.00% 2006                                                                1,500   1,562
6.00% 2007                                                                1,750   1,824

West Virginia  -  0.20%
City of South Charleston, Pollution Control Rev. Ref. Bonds               1,000   1,130
 (Union Carbide Corp. Project), Series 1985, 7.625% 2005

Wisconsin  -  2.20%
Housing and Econ. Dev. Auth., Housing Rev. Bonds,                         3,000   3,050
 1993 Series B AMT, 5.30% 2006
City of Oconto Falls, Community Dev. Auth., Dev. Rev.                     9,000   9,393
 Bonds, Series 1997 (Oconto Falls Tissue, Inc. Project),
 7.75% 2022

Wyoming  -  0.19%
Sweetwater County, Solid Waste Disposal Rev. Bonds                        1,000   1,082
 (FMC Corp. Project), Series 1994A AMT, 7.00% 2024

                                                                               ----------
                                                                                529,576
                                                                               ----------


Tax-Exempt Securities Maturing in One Year or Less - 5.44%
City of Houston, Tax and Rev. Anticipation Notes,                         1,000   1,008
 Series 1999, 4.25% 6/30/00
State of Idaho, Tax Anticipation Notes, Series 1999                       1,500   1,511
, 4.25% 6/30/00
State of Kentucky, Asset/Liability Commission, General Fund               1,000   1,008
 Tax and Rev. Anicipation Notes, 1999 Series A, 4.25% 6/28/00
County of Los Angeles, Tax and Rev. Anticipation Notes,                   1,000   1,006
 Series A, 4.00% 6/30/00
County of Santa Clara, 1999 Tax and Rev. Anticipation Notes,              2,000   2,003
 4.50% 10/1/99
State of South Carolina, Public Service Auth., Rev. Bonds,                1,000   1,012
 1995 Ref. Series A, AMBAC Insured, 6.25% 1/1/00
State of Texas, Tax and Rev. Anticipation Notes,                         17,500  17,514
 Series 1998, 4.50% 8/31/99
State of Wyoming, General Fund Tax and Rev. Anticipation                  2,500   2,514
 Notes, Series 1999, 4.00% 6/27/00
State of Wyoming, Uinta County, Pollution Control Rev.                    3,100   3,100
 Ref. Bonds (Amoco Project), Series 1998, 3.40% 2026 (3)
                                                                               ----------
                                                                                 30,676
                                                                               ----------


TOTAL TAX-EXEMPT SECURITIES (cost: $556,713,000)                                560,252

Excess of cash, prepaids and receivables over payables                            3,919
                                                                               ----------

NET ASSETS                                                                     $564,171
                                                                               ========


(1) Purchased in a private placement transaction;
    resale may be limited to qualified institutional buyers;
    resale to the public may require registration.
(2) Represents a when-issued security.
(3) Coupon rate may change periodically.

See Notes to Financial Statements

Key to Abbreviations

Agcy. = Agency
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue


American High-Income Municipal Bond Fund
Financial Statements

Statement of Assets and Liabilities
at July 31, 1999 (dollars in thousands)
Assets:
 Tax-exempt securities
  (cost: $556,713)                                                         $560,252
 Cash                                                                            93
 Receivables for --
  Sales of fund's shares                                        $  842
  Accrued interest                                               9,431       10,273
                                                          ------------ ------------
                                                                            570,618
Liabilities:
 Payables for --
  Purchases of investments                                       4,001
  Repurchases of fund's shares                                   1,220
  Dividends payable                                                839
  Management services                                              189
  Accrued expenses                                                 198        6,447
                                                          ------------ ------------
Net Assets at July 31, 1999 --
 Equivalent to $15.49 per share on 36,432,430
 shares of $0.01 par value capital stock
 outstanding (authorized capital stock --                                  $564,171
200,000,000 shares)                                                    ============

Statement of Operations
for the year ended July 31, 1999
(dollars in thousands)
Investment Income:
 Income:
  Interest on tax-exempt securities                                         $30,854

 Expenses:
  Management services fee                                       $2,083
  Distribution expenses                                          1,574
  Transfer agent fee                                               160
  Reports to shareholders                                           63
  Registration statement and prospectus                             87
  Postage, stationery and supplies                                  29
  Director's fees                                                   17
  Auditing and legal fees                                           33
  Custodian fee                                                     11
  Taxes other than federal income tax                                8
  Organization expense                                               2
  Other expenses                                                    27        4,094
                                                          ------------ ------------
  Net investment income                                                      26,760
                                                                       ------------
Realized Gain and Unrealized
 Appreciation on Investments:
 Net realized gain                                                            1,809
 Net unrealized appreciation
  on investments:
  Beginning of year                                             24,628
  End of year                                                    3,539
                                                          ------------
   Change in unrealized appreciation
    on investments                                                          (21,089)
  Net realized gain and change in unrealized                           ------------
   appreciation on investments                                              (19,280)
Net Increase in Net Assets Resulting                                   ------------
 from Operations                                                             $7,480
                                                                       ============

Statement of Changes in Net Assets
(dollars in thousands)

                                                            Year ended      July 31
                                                                   1999        1998
Operations:                                               ------------ ------------
 Net investment income                                         $26,760      $19,841
 Net realized gain on investments                                1,809        2,244
 Net change in unrealized appreciation
  on investments                                               (21,089)       3,403
                                                          ------------ ------------
  Net increase in net assets
   resulting from operations                                     7,480       25,488
                                                          ------------ ------------
Dividends and Distributions Paid to
 Shareholders:
 Dividends Paid from net
  investment income                                            (26,849)     (19,820)
 Distributions from net realized gain on
  investments                                                   (2,559)        (881)
                                                          ------------ ------------
  Total dividends and distributions                            (29,408)     (20,701)
                                                          ------------ ------------


Capital Share Transactions:
 Proceeds from shares sold:                                    205,017      195,199
  12,855,092 and 12,159,660 shares, respectively
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on investments:
  1,270,760 and 833,529 shares, respectively                    20,209       13,370
Cost of shares repurchased: 6,483,571 and
 4,072,064 shares, respectively                               (103,179)     (65,298)
                                                          ------------ ------------
 Net increase in net assets
  resulting from capital share
  transactions                                                 122,047      143,271

Total Increase in Net Assets                                   100,119      148,058
Net Assets:                                               ------------ ------------
 Beginning of year                                             464,052      315,994
                                                          ------------ ------------
 End of year (including undistributed                         $564,171     $464,052
  Net investment income: $104 and                         ============ ============
   $79, respectively)

See Notes to Financial Statements

American High-Income Municipal Bond Fund

Notes to Financial Statements

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION - American High-Income Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income exempt from regular federal income taxes through a diversified, carefully researched portfolio of higher yielding, lower rated, higher risk municipal bonds.

     SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepare in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     SECURITY VALUATION - Tax-exempt securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt Securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for as of the trade date. Realized gains and losses from the securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or $when-issued' basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Interest income is recognized on an accrual basis. Premiums and original issue discounts on securities are amortized daily over the expected life of the security. Amortization of market discounts on securities is recognized upon disposition.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after determination of the fund's net investment income and are paid to shareholders monthly.

     PREPAID ORGANIZATION EXPENSES -Expenses incurred in organizing the fund are capitalized and amortized on a straight line basis over five years. In the event Capital Research and Management Company (CRMC), the fund's investment adviser, redeems any of its original shares prior to the end of the five-year period, the proceeds of the redemption payable with respect to such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of such redemption) of the unamortized prepaid organization expenses as of the date of such redemption. In the event that the fund liquidates prior to the end of the five-year period, CRMC shall bear any unamortized prepaid organization expenses.

2.   FEDERAL INCOME TAXATION

     The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

     As of July 31, 1999, net unrealized appreciation on investments for book and federal income tax purposes aggregated $3,539,000, of which $15,248,000 related to appreciated securities and $11,709,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended July 31, 1999. During the year ended July 31, 1999, the fund realized, on a tax basis, a net capital gain of $1,724,000 on securities transactions. The cost of portfolio securities for book and federal income tax purposes was $556,713,000 at July 31, 1999.

3.   FEES AND TRANSACTIONS WITH RELATED PARTIES

     INVESTMENT ADVISORY FEE - The fee of $2,083,000 for management services was incurred pursuant to an agreement with CRMC, with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; and 3.00% of the fund's monthly gross investment income.

     DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended July 31, 1999, distribution expenses under the Plan were limited to $1,574,000. Had no limitation been in effect, the fund would have paid $1,777,000 in distribution expenses under the Plan. As of July 31, 1999, accrued and unpaid distribution expenses were $161,000.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $450,000 (after allowance to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $160,000.

     DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of July 31, 1999, aggregate amounts deferred and earnings thereon since the deferred compensation plan's adoption (1994), net of any payments to Directors, were $30,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4.   INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

     The fund made purchases and sales of investment securities, excluding short-term securities, of $198,328,000 and $82,978,000, respectively, during the year ended July 31, 1999.

     As of July 31, 1999, accumulated undistributed net realized gain on investments was $1,026,000 and additional paid-in capital was $523,071,000. The fund reclassified $114,000 and $213,000 to undistributed net investment income and additional paid-in capital, respectively, from undistributed net realized gains for the year ended July 31, 1999 as a result of permanent differences between book and tax.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $11,000 includes $10,000 that was paid by these credits rather than in cash.

Per-Share Data and Ratios
                                                                                       Period
                                                    Year ended  July 31            September 26,
                                                                                   1994(1) to
                                               1999      1998      1997       1996 July 31, 1995


Net Asset Value, Beginning of Period         $16.12    $15.90    $15.23     $15.14     $14.29
                                            --------     -----     -----     ------     ----------
 Income From Investment Operations:
  Net investment income                         .81       .84       .87        .88        .76
  Net gains or losses on securities (both
   realized and unrealized)                    (.54)      .26       .80        .37        .85
                                            --------     -----     -----     ------     ----------
   Total from investment operations             .27      1.10      1.67       1.25       1.61
                                            --------     -----     -----     ------     ----------
 Less Distributions:
  Dividends (from net investment income        (.82)     (.84)     (.86)      (.88)      (.76)
  Distributions (from capital gains)           (.08)     (.04)     (.14)      (.28)        --
                                            --------     -----     -----     ------     ----------
   Total distributions                         (.90)     (.88)    (1.00)     (1.16)    #VALUE!
                                            --------     -----     -----     ------     ----------

Net Asset Value, End of Period               $15.49    $16.12    $15.90     $15.23     $15.14
                                           =========    ======    ======    =======    ==========

Total Return (2)                              1.63%     7.05%    11.36%      8.48%     11.62% (3)


Ratios/Supplemental Data:
 Net assets, end of period (in millions        $564      $464      $316       $217       $157
 Ratio of expenses to average net asset        .78%      .79%      .87%      .88%        .94% (3)
 before fee waiver
 Ratio of expenses to average net asset        .78%      .79%      .87%       .86%       .62% (3)
 after fee waiver
 Ratio of net income to average net ass        5.09%     5.19%     5.51%    5.74%       5.66% (3)
 Portfolio turnover rate                     16.67%    16.38%    15.31%    35.22%      46.42% (3)



(1) Commencement of operations.
(2) Excludes maximum sales charge of 4.75%.
(3) Based on operations for the period shown and, accordingly, not representative of a full year.


REPORT OF INDEPENDENT ACCOUNTANT

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of American High-Income Municipal Bond Fund, Inc.(the "Fund") at July 31, 1999, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
Los Angeles, California
August 31, 1999

TAX INFORMATION (UNAUDITED)

During the fiscal year ended July 31, 1999, the fund paid 81.5 cents per share of exempt-interest distributions within the meaning of Section 852(b)(5)(A) of the Internal Revenue Code, a short-term capital gain of 0.3 cents per share and a long-term capital gain of 7.6 cents per share.

The fund designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the calendar year-end information you receive from the fund's transfer agent.